                                                                EXHIBIT (c) (ii)

NUMBER                                                                    SHARES

--------                                                                --------

             VAN KAMPEN TAX MANAGED EQUITY GROWTH FUND, a series of
                           VAN KAMPEN EQUITY TRUST II

                                    CLASS A

         ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES that                                              is the owner of







                                            *SEE REVERSE FOR CERTAIN DEFINITIONS
                                                    --------------
                                                     CUSIP
                                                    --------------

fully paid and nonassessable shares of beneficial interest of the par value of $0.01 per share of Van Kampen Tax Managed Equity Growth Fund, transferable on the books of the Fund by the holder thereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent.

WITNESS THE FACSIMILE SEAL OF THE FUND AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

                                                     Dated


                         {VAN KAMPEN TAX MANAGED EQUITY
                                  GROWTH FUND
                                 DELAWARE SEAL]

A. THOMAS SMITH III                                       RICHARD F. POWERS, III
     SECRETARY                                                   PRESIDENT


                                                                 KC 002717

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              COUNTERSIGNED by VAN KAMPEN INVESTOR SERVICES, INC.
                  P.O. BOX 218256, KANSAS CITY, MO 64121-8256

                                                   TRANSFER AGENT

                  By
                    -------------------------------------------------
                                                   AUTHORIZED OFFICER

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             PLEASE DETACH AND DISCARD UNLESS CHANGES ARE REQUIRED

                   VAN KAMPEN TAX MANAGED EQUITY GROWTH FUND



NUMBER                         CLASS A                    SHARES
KC

ACCOUNT NO.     ALPHA CODE           DEALER NO.             CONFIRM NO.

TRADE DATE                           CONFIRM DATE           BATCH I.D. NO.


                                     CHANGE NOTICE: IF THE ABOVE INFORMATION
                                     IS INCORRECT OR MISSING, PLEASE PRINT
                                     THE CORRECT INFORMATION BELOW, AND RETURN
                                     TO:

                                              VAN KAMPEN INVESTOR SERVICES
                                              P.O. BOX 218256
                                              KANSAS CITY, MISSOURI 64121-8256

                                              --------------------------------
                                              --------------------------------
                                              --------------------------------

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REQUIREMENTS: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

THE SIGNATURE(S) MUST BE GUARANTEED BY ONE OF THE FOLLOWING:

A BANK OR TRUST COMPANY; A BROKER/DEALER; A CREDIT UNION; A NATIONAL SECURITIES EXCHANGE. REGISTERED SECURITIES ASSOCIATION OR CLEARING AGENCY; A SAVINGS AND LOAN ASSOCIATION; OR A FEDERAL SAVINGS BANK.
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For value received,                       hereby sell, assign and transfer unto

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            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)


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                                                                         Shares
-------------------------------------------------------------------------
of the Common Shares of Beneficial Interest represented by the within Certificate, and do hereby irrevocable constitute and appoint
                                                              -----------------

                                                                        Attorney
------------------------------------------------------------------------
to transfer the said stock on the books of the within-named Trust with full power of substitution in the premises.

       Dated,                                 20
             ---------------------------------  ----

             --------------------------------------------------------
                                       Owner

             --------------------------------------------------------
                             Signature of Co-Owner, if any


IMPORTANT             {  BEFORE SIGNING, READ AND COMPLY CAREFULLY
                      {  WITH REQUIREMENTS PRINTED ABOVE.

SIGNATURE(S) guaranteed by:

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  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN CON - as tenants          UNIF GIFT WIN. ACT.          Custodian
          in common                              ---------           ----------
                                                   (Cust)              (Minor)
                                                      under Uniform Gifts to
                                                            Minors Act

TEN ENT - as tenants by
          the entireties
                                                 ------------------------------
                                                              (State)
JT TEN  - as joint tenants
          with right of sur-
          vivorship and not
          as tenants in common

     Additional abbreviations may also be used though not in the above list

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